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Second Quarter 2014

Table of Contents:

Segment Income Summary	2	Chris C. Phillips	713/296-3213
Statements of Income	3	ccphillips@marathonoil.com
Balance Sheets	4
Statements of Cash Flows	5	Investor Relations
Net PP&E	6
North America E&P Supplemental Financial Data	7	5555 San Felipe
North America E&P Sales Volumes	8	Houston, TX 77056-2723
North America E&P Price Realizations	9
International E&P Supplemental Financial Data	10
International E&P Sales Volumes	11
International E&P Price Realizations	12
Oil Sands Mining Supplemental Financial & Operating Data	13
Non-GAAP Reconciliations	14
Market Data	15

We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

Additional information regarding Investor Relations,
Financial Highlights, and News Releases can be
reviewed on our website at: www.marathonoil.com

Aug-14

Segment Income Summary
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions)	2013	2013	2013	2013	2013	2014	2014	2014

North America E&P
Income (Loss) Before Taxes	$ (89)	$ 350	$ 385	$ 207	$ 853	$ 395	$ 477	$ 872
Income Tax Provision (Benefit)	(30)	129	143	82	324	153	175	328
Segment Income (Loss)	(59)	221	242	125	529	242	302	544
Effective tax rate	34%	37%	37%	40%	38%	39%	37%	38%

International E&P
Income Before Taxes	796	682	439	199	2,116	308	212	520
Income Tax Provision	523	512	247	76	1,358	87	52	139
Segment Income	273	170	192	123	758	221	160	381
Effective tax rate	66%	75%	56%	38%	64%	28%	25%	27%

Oil Sands Mining
Income Before Taxes	51	27	141	56	275	85	74	159
Income Tax Provision	13	7	35	14	69	21	19	40
Segment Income	38	20	106	42	206	64	55	119
Effective tax rate	25%	26%	25%	25%	25%	25%	26%	25%

SEGMENT TOTAL
Income Before Taxes	758	1,059	965	462	3,244	788	763	1,551
Income Tax Provision on Segments	506	648	425	172	1,751	261	246	507
Segment Income	$ 252	$ 411	$ 540	$ 290	$ 1,493	$ 527	$ 517	$ 1,044
Effective tax rate	67%	61%	44%	37%	54%	33%	32%	33%

Segment income before taxes	$ 758	$ 1,059	$ 965	$ 462	$ 3,244	$ 788	$ 763	$ 1,551
Income tax provision on segments	(506)	(648)	(425)	(172)	(1,751)	(261)	(246)	(507)
Segment income	252	411	540	290	1,493	527	517	1,044
Not allocated to segments - Corporate items
Net interest and other	(73)	(67)	(71)	(67)	(278)	(49)	(76)	(125)
General and administrative	(103)	(98)	(48)	(94)	(343)	(64)	(58)	(122)
Other costs and income	(9)	(9)	(15)	(10)	(43)	(14)	(19)	(33)
Provision for income taxes	69	56	38	60	223	38	59	97
Items not allocated to segments, net of income taxes:
Unrealized gain (loss) on derivative instruments	(32)	32	(39)	6	(33)	0	0	0
Gain (loss) on dispositions	64	(73)	0	(11)	(20)	0	(58)	(58)
Impairments	(10)	0	0	(29)	(39)	0	0	0
Pension settlement	0	(11)	(9)	(9)	(29)	(40)	(5)	(45)
Income from continuing operations	158	241	396	136	931	398	360	758
Income from discontinued operations (a)	225	185	173	239	822	751	180	931
Net Income	$ 383	$ 426	$ 569	$ 375	$ 1,753	$ 1,149	$ 540	$ 1,689

(a) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

Consolidated Statements of Income
Marathon Oil Corporation
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions except per share data)	2013	2013	2013	2013	2013	2014	2014	2014
REVENUES AND OTHER INCOME:
Sales and other revenues, including related party	$ 2,448	$ 2,513	$ 2,334	$ 1,951	$ 9,246	$ 2,149	$ 2,270	$ 4,419
Marketing revenues	432	497	666	484	2,079	541	618	1,159
Income from equity method investments	118	77	114	114	423	137	120	257
Net gain (loss) on disposal of assets	109	(107)	(6)	(25)	(29)	2	(87)	(85)
Other income	9	10	19	26	64	20	20	40
Total revenues and other income	3,116	2,990	3,127	2,550	11,783	2,849	2,941	5,790
COSTS AND EXPENSES:
Production	533	552	540	531	2,156	542	562	1,104
Marketing, including purchases from related parties	433	494	663	486	2,076	542	614	1,156
Other operating	98	70	115	106	389	103	101	204
Exploration	457	125	83	226	891	73	145	218
Depreciation, depletion and amortization	631	626	657	586	2,500	643	680	1,323
Impairments	38	0	11	47	96	17	4	21
Taxes other than income	82	93	89	81	345	95	109	204
General and administrative	163	159	143	194	659	187	139	326
Total costs and expenses	2,435	2,119	2,301	2,257	9,112	2,202	2,354	4,556
Income from operations	681	871	826	293	2,671	647	587	1,234
Net interest and other	(73)	(67)	(71)	(67)	(278)	(49)	(76)	(125)
Income from continuing operations before income taxes	608	804	755	226	2,393	598	511	1,109
Estimated income tax provision (benefit)
Current	455	523	396	122	1,496	111	67	178
Deferred	(5)	40	(37)	(32)	(34)	89	84	173
Total provision for income taxes	450	563	359	90	1,462	200	151	351
Income from continuing operations	158	241	396	136	931	398	360	758
Discontinued operations (a)	225	185	173	239	822	751	180	931
NET INCOME	$ 383	$ 426	$ 569	$ 375	$ 1,753	$ 1,149	$ 540	$ 1,689
As calculated on Non-GAAP Reconciliations:
Adjusted income from continuing operations	$ 136	$ 293	$ 444	$ 179	$ 1,052	$ 438	$ 423	$ 861
Adjusted net income	$ 361	$ 478	$ 617	$ 418	$ 1,874	$ 613	$ 603	$ 1,216

Per common share data:
Basic:
Weighted average shares (millions)	708	710	707	697	705	693	676	684
Income from continuing operations	$ 0.22	$ 0.34	$ 0.56	$ 0.20	$ 1.32	$ 0.58	$ 0.53	$ 1.11
Discontinued operations (a)	$ 0.32	$ 0.26	$ 0.24	$ 0.34	$ 1.17	$ 1.08	$ 0.27	$ 1.36
NET INCOME	$ 0.54	$ 0.60	$ 0.80	$ 0.54	$ 2.49	$ 1.66	$ 0.80	$ 2.47
Diluted:
Weighted average shares (millions)	712	714	711	701	709	696	679	688
Income from continuing operations	$ 0.22	$ 0.34	$ 0.56	$ 0.20	$ 1.31	$ 0.57	$ 0.53	$ 1.10
Discontinued operations (a)	$ 0.32	$ 0.26	$ 0.24	$ 0.34	$ 1.16	$ 1.08	$ 0.27	$ 1.36
NET INCOME	$ 0.54	$ 0.60	$ 0.80	$ 0.54	$ 2.47	$ 1.65	$ 0.80	$ 2.46
ADJUSTED INCOME FROM CONTINUING OPERATIONS	$ 0.19	$ 0.41	$ 0.63	$ 0.26	$ 1.48	$ 0.63	$ 0.62	$ 1.25
ADJUSTED NET INCOME	$ 0.51	$ 0.67	$ 0.87	$ 0.60	$ 2.64	$ 0.88	$ 0.89	$ 1.77
Dividends paid per common share	$ 0.17	$ 0.17	$ 0.19	$ 0.19	$ 0.72	$ 0.19	$ 0.19	$ 0.38
(a) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

Consolidated Balance Sheets
Marathon Oil Corporation

	Dec. 31	Mar. 31	June 30
(In millions)	2013	2014	2014

ASSETS
Current assets:
Cash & cash equivalents	$ 264	$ 1,964	$ 1,169
Receivables, including related party less allowance for doubtful accounts	2,134	2,222	2,042
Inventories	364	405	404
Other current assets	172	196	211
Current assets held for sale (a)	41	0	392
Total current assets	2,975	4,787	4,218

Equity method investments	1,201	1,223	1,184
Property, plant and equipment, net	28,145	28,426	27,824
Goodwill	499	499	457
Other noncurrent assets	1,153	1,216	1,088
Noncurrent assets held for sale (a)	1,647	0	1,164
Total assets	$ 35,620	$ 36,151	$ 35,935

LIABILITIES
Current liabilities:
Commercial paper	$ 135	0	0
Accounts payable, including related party	2,206	2,382	2,439
Payroll and benefits payable	240	180	121
Accrued taxes	1,445	1,476	193
Long-term debt due within one year	68	68	68
Other current liabilities	214	208	147
Current liabilities held for sale (a)	25	0	1,006
Total current liabilities	4,333	4,314	3,974

Long-term debt	6,394	6,392	6,362
Deferred income taxes	2,492	2,517	2,525
Defined benefit postretirement plan obligations	604	660	668
Asset retirement obligations	2,009	2,062	1,804
Deferred credits and other liabilities	401	401	392
Noncurrent liabilities held for sale (a)	43	0	342
Total liabilities	16,276	16,346	16,067

TOTAL STOCKHOLDERS' EQUITY	19,344	19,805	19,868
Total liabilities and stockholders' equity	$ 35,620	$ 36,151	$ 35,935

Net shares outstanding at Balance Sheet date	697	681	673
(a) Assets and liabilities of Angola and Norway are presented as held for sale in the consolidated balance sheets of December 31, 2013 and June 30, 2014, respectively.

Consolidated Statements of Cash Flows (YTD)
Marathon Oil Corporation

	Mar. 31	June 30	Sep. 30	Dec. 31	Mar. 31	June 30
(In millions)	2013	2013	2013	2013	2014	2014

OPERATING ACTIVITIES:
Net income	$ 383	$ 809	$ 1,378	$ 1,753	$ 1,149	$ 1,689
Adjustments to reconcile to net cash provided
from operating activities:
Loss on early extinguishment of debt	0	0	0	0	0	0
Discontinued operations (a)	(225)	(410)	(583)	(822)	(751)	(931)
Deferred income taxes	(5)	35	(2)	(34)	89	173
Depreciation, depletion and amortization	631	1,257	1,914	2,500	643	1,323
Impairments	38	38	49	96	17	21
Exploratory dry well costs and unproved property impairments	404	494	553	720	43	156
Net gain on disposal of assets	(109)	(2)	4	29	(2)	85
Changes in: Current receivables	95	(11)	(133)	217	(69)	(266)
Inventories	(17)	(19)	(11)	(19)	(41)	(58)
Current accounts payable and accrued expenses	(151)	(284)	(20)	(208)	33	(31)
All other - net	34	15	151	156	(42)	(43)
Net cash provided by continuing operations	1,078	1,922	3,300	4,388	1,069	2,118
Net cash provided by discontinued operations (a)	450	474	741	882	401	440
Net cash provided by operating activities	1,528	2,396	4,041	5,270	1,470	2,558

INVESTING ACTIVITIES:
Acquisitions	0	0	(74)	(74)	0	0
Additions to property, plant and equipment	(1,251)	(2,405)	(3,383)	(4,443)	(1,004)	(2,230)
Disposal of assets	312	333	402	450	2,123	2,232
Investments in affiliates - net	18	29	45	61	20	27
All other - net	8	15	34	35	5	0
Discontinued operations (a)	(124)	(271)	(435)	(550)	(96)	(233)
Net cash used in investing activities	(1,037)	(2,299)	(3,411)	(4,521)	1,048	(204)

FINANCING ACTIVITIES:
Short-term debt - net	(200)	(200)	0	(65)	(135)	(135)
Debt - net	(114)	(148)	(148)	(182)	0	(34)
Stock repurchase program	0	0	(500)	(500)	(551)	(1,000)
Dividends paid	(120)	(241)	(376)	(508)	(133)	(260)
All other - net	21	46	70	93	9	86
Net cash provided by (used in) financing activities	(413)	(543)	(954)	(1,162)	(810)	(1,343)

Effect of exchange rate changes on cash
Continuing operations	4	4	(3)	(3)	0	0
Discontinued operations (a)	2	4	(3)	(4)	(8)	(10)
Cash held for sale	0	0	0	0	0	(96)
Net increase (decrease) in cash and cash equivalents	84	(438)	(330)	(420)	1,700	905
Cash and cash equivalents at beginning of period	684	684	684	684	264	264
Cash and cash equivalents at end of period	$ 768	$ 246	$ 354	$ 264	$ 1,964	$ 1,169

As calculated on Non-GAAP Reconciliations:
Net cash provided by continuing operations before changes in working capital	$ 1,151	$ 2,236	$ 3,464	$ 4,398	$ 1,146	$ 2,473
(a) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

Net Property, Plant and Equipment
Marathon Oil Corporation

	Dec. 31	Mar. 31	June 30
(In millions)	2013	2014	2014

North America E&P	$ 14,973	$ 15,233	$ 15,595
International E&P (a)	3,590	3,589	2,617
Oil Sands Mining	9,447	9,482	9,494
Corporate	135	122	118
Total	$ 28,145	$ 28,426	$ 27,824

(a) International E&P decrease in the June 30, 2014 consolidated balance sheet is due to Norway assets reflected as held for sale.

North America E&P Supplemental Financial Data
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions except per BOE statistics)	2013	2013	2013	2013	2013	2014	2014	2014

Sales and Other Revenues	$ 1,215	$ 1,284	$ 1,321	$ 1,248	$ 5,068	$ 1,392	$ 1,540	$ 2,932

Segment Income (Loss)	(59)	221	242	125	529	242	302	544

DD&A (a)	478	490	490	469	1,927	515	550	1,065

Capital Expenditures	970	904	832	943	3,649	867	1,102	1,969

Exploration Expense
Exploratory dry well costs and unproved property impairments	391	58	38	129	616	39	68	107
G&G & Other	44	18	10	37	109	18	14	32
Total exploration expense	435	76	48	166	725	57	82	139

Costs and Expenses per BOE
Production	$ 10.35	$ 10.62	$ 11.18	$ 11.28	$ 10.86	$ 11.02	$ 10.47	$ 10.74
Other operating (b)	5.94	5.11	6.06	5.80	5.72	5.73	6.11	5.92
Taxes other than income	4.23	4.73	4.49	3.92	4.34	4.68	4.94	4.81
Exploration	24.38	4.16	2.61	8.78	9.87	2.97	3.95	3.48
DD&A (a)	26.83	26.74	26.64	24.79	26.23	26.88	26.58	26.72

North America E&P income (loss) per BOE	$ (3.28)	$ 12.09	$ 13.10	$ 6.58	$ 7.19	$ 12.61	$ 14.62	$ 13.65

(a) Prior to 2013, DD&A expense was based on production available for sale and DD&A costs per BOE on volumes sold. Beginning in 2013, both values are based upon volumes sold.
(b) Includes Shipping and Handling, General and Administrative, and Other Operating expenses.

North America E&P Sales Volumes
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
	2013	2013	2013	2013	2013	2014	2014	2014
Net liquid hydrocarbon sales (mbbld)
Crude oil and condensate
Oklahoma resource basins	1	1	2	2	2	2	2	2
Bakken	33	35	34	36	35	38	44	41
Eagle Ford	46	50	52	58	51	62	67	65
All other North America	41	40	38	36	38	36	38	36
Total crude oil and condensate	121	126	126	132	126	138	151	144
Natural gas liquids
Oklahoma resource basins	4	4	5	4	4	4	6	5
Bakken	2	2	2	2	2	2	3	2
Eagle Ford	12	14	14	15	14	16	16	16
All other North America	2	2	3	3	3	3	2	4
Total natural gas liquids	20	22	24	24	23	25	27	27
Total liquid hydrocarbons
Oklahoma resource basins	5	5	7	6	6	6	8	7
Bakken	35	37	36	38	37	40	47	43
Eagle Ford	58	64	66	73	65	78	83	81
All other North America	43	42	41	39	41	39	40	40
Total liquid hydrocarbons	141	148	150	156	149	163	178	171

Net natural gas sales (mmcfd)
Oklahoma resource basins	50	48	47	48	48	54	61	58
Bakken	13	12	12	13	13	16	18	17
Eagle Ford	83	99	93	100	94	107	111	109
All other North America	194	157	145	136	157	123	104	113
Total natural gas	340	316	297	297	312	300	294	297
Total net sales (mboed)	198	201	200	206	201	213	227	220

North America E&P Price Realizations
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
	2013	2013	2013	2013	2013	2014	2014	2014
Average price realizations (excluding hedging)
Liquid hydrocarbon price realizations ($ per bbl)
Crude oil and condensate
Oklahoma resource basins	$ 90.07	$ 90.51	$ 101.82	$ 94.97	$ 94.84	$ 94.38	$ 101.12	$ 98.05
Bakken	91.22	88.65	97.76	83.70	90.25	89.46	93.08	91.43
Eagle Ford	103.78	99.40	104.08	92.84	99.69	96.10	99.08	97.65
All other North America	87.30	91.32	99.93	82.86	90.42	89.25	93.45	91.40
North America crude oil and condensate	94.68	93.75	101.05	87.61	94.19	92.48	95.95	94.30
Natural gas liquids
Oklahoma resource basins	$ 41.27	$ 27.99	$ 35.11	$ 36.29	$ 35.28	$ 44.58	$ 33.04	$ 38.21
Bakken	41.05	35.92	44.08	45.10	41.60	57.62	45.13	51.04
Eagle Ford	28.16	28.09	30.11	33.70	30.16	37.50	30.20	33.76
All other North America	56.58	51.05	55.81	59.62	55.69	61.83	54.13	57.65
North America natural gas liquids	35.48	31.72	35.01	38.03	35.12	43.11	34.80	38.75
Total liquid hydrocarbons
Oklahoma resource basins	$ 52.86	$ 47.05	$ 51.34	$ 51.56	$ 50.77	$ 58.75	$ 52.00	$ 55.04
Bakken	88.60	85.96	95.24	81.61	87.76	87.60	90.47	89.16
Eagle Ford	88.06	83.90	87.96	80.71	84.95	84.16	85.36	84.78
All other North America	85.41	88.64	97.12	81.28	88.16	87.40	90.45	88.97
Total North America liquid hydrocarbons	86.14	84.51	90.49	79.93	85.20	84.79	86.43	85.65

Realized gain (loss) on crude oil commodity derivatives per barrrel of liquid hydrocarbon sold	$ (0.31)	$ 1.26	$ (1.81)	$ (0.18)	$ (0.27)	0	0	0

Natural gas price realizations ($ per mcf)
Oklahoma resource basins	3.56	4.71	3.10	3.74	3.78	5.50	4.57	5.01
Bakken	3.61	4.47	3.73	3.80	3.90	8.41	4.12	6.14
Eagle Ford	3.35	4.17	3.53	3.57	3.67	4.89	4.76	4.83
All other North America	4.19	4.01	3.62	3.91	3.95	5.10	5.65	5.35
North America natural gas	3.86	4.19	3.51	3.76	3.84	5.28	5.00	5.14

North America average price realizations ($ per boe)	$ 68.13	$ 68.97	$ 73.30	$ 66.12	$ 69.12	$ 72.34	$ 74.27	$ 73.34

Market prices
NYMEX prompt WTI oil ($/bbl)	$ 94.36	$ 94.17	$ 105.81	$ 97.61	$ 98.05	$ 98.62	$ 102.99	$ 100.84
NYMEX settlement natural gas ($/mcf)	3.34	4.09	3.58	3.60	3.65	4.94	4.67	4.80
Bloomberg Mont Belvieu NGL ($/bbl) (a)	33.90	31.84	33.46	35.94	33.78	38.38	34.54	36.42

(a) Bloomberg Finance LLP: Y-grade Mix NGL of 50% ethane, 25% propane, 10% butane, 5% isobutane and 10% natural gasoline.

International E&P Supplemental Financial Data
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions except per BOE statistics)	2013	2013	2013	2013	2013	2014	2014	2014

Sales and Other Revenues (a)	$ 895	$ 826	$ 611	$ 322	$ 2,654	$ 380	$ 347	$ 727

Segment Income (a)	273	170	192	123	758	221	160	381

DD&A (a)(b)	91	77	116	47	331	71	75	146

Capital Expenditures (a)	87	107	120	142	456	105	115	220

Exploration Expense (a)
Exploratory dry well costs and unproved property impairments	13	32	22	38	105	4	45	49
G&G & Other	9	17	13	22	61	12	18	30
Total exploration expense	22	49	35	60	166	16	63	79

Costs and Expenses per BOE, from Continuing Operations
Production	$ 4.96	$ 5.43	$ 7.64	$ 7.97	$ 6.36	$ 8.76	$ 8.87	$ 8.82
Other operating (c)	2.73	1.35	2.49	5.56	2.87	3.31	3.10	3.21
Taxes other than income	0	0	(0.01)	0.01	0	0.02	0.01	0.01
Exploration	1.42	3.22	2.48	5.29	2.94	1.38	5.71	3.53
DD&A (b)	5.66	5.15	8.18	4.17	5.86	6.25	6.64	6.45

International E&P income per BOE (a)	$ 17.08	$ 11.28	$ 13.56	$ 10.95	$ 13.42	$ 19.48	$ 14.14	$ 16.83

(a) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

(b) Prior to 2013, DD&A expense was based on production available for sale and DD&A costs per BOE on volumes sold. Beginning in 2013, both values are based upon volumes sold.
(c) Includes Shipping and Handling, General and Administrative, and Other Operating expenses.

International E&P Sales Volumes
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
	2013	2013	2013	2013	2013	2014	2014	2014
Net liquid hydrocarbon sales (mbbld) (a)
Crude oil and condensate
Equatorial Guinea	26	19	20	24	23	24	20	22
Libya	34	45	16	0	24	0	0	0
United Kingdom	20	13	19	6	14	12	13	13
Total crude oil and condensate	80	77	55	30	61	36	33	35
Natural gas liquids
Equatorial Guinea	11	11	12	11	11	11	11	11
United Kingdom	1	1	1	1	1	1	0	0
Total natural gas liquids	12	12	13	12	12	12	11	11
Total liquid hydrocarbon
Equatorial Guinea	37	30	32	35	34	35	31	33
Libya	34	45	16	0	24	0	0	0
United Kingdom	21	14	20	7	15	13	13	13
Total liquid hydrocarbon liftings	92	89	68	42	73	48	44	46

Net natural gas sales (mmcfd)
Equatorial Guinea	447	401	463	455	442	435	446	441
Libya	26	24	30	7	22	3	0	1
United Kingdom (b)	41	36	26	28	32	30	28	29
Total natural gas	514	461	519	490	496	468	474	471
Total international (mboed)	177	166	154	123	155	126	123	125

Net sales volumes of Equity Method Investees (mtd) (c)
LNG	6,787	5,820	7,302	6,282	6,548	6,579	6,624	6,601
Methanol	1,410	973	1,364	1,250	1,249	1,153	980	1,066

(a) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

(b) Includes gas acquired for injection and subsequent resale.
(c) LNG and methanol sales from Equatorial Guinea are conducted through equity method investees.

International E&P Price Realizations
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
	2013	2013	2013	2013	2013	2014	2014	2014
Average price realizations (excluding hedging)
Liquid hydrocarbon price realizations ($ per bbl) (a)
Crude oil and condensate
Equatorial Guinea	$ 94.53	$ 84.22	$ 89.90	$ 92.22	$ 90.62	$ 90.44	$ 90.91	$ 90.66
Libya	129.56	117.55	124.19	0	122.92	0	0	0
United Kingdom	113.33	104.43	110.03	117.99	110.76	110.99	111.76	111.38
International crude oil and condensate	114.08	107.07	107.03	97.73	108.18	97.73	99.36	98.51
Natural gas liquids
Equatorial Guinea	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
United Kingdom	80.84	65.80	71.60	73.29	72.14	73.10	64.37	69.56
International natural gas liquids	5.48	6.05	5.88	3.52	5.24	4.25	3.02	3.64
Total liquid hydrocarbons
Equatorial Guinea	$ 65.89	$ 54.09	$ 57.35	$ 62.60	$ 60.34	$ 62.37	$ 59.72	$ 61.12
Libya	129.56	117.55	124.19	0	122.92	0	0	0
United Kingdom	112.25	101.85	108.34	115.25	108.92	109.53	110.51	110.02
Total International liquid hydrocarbons	99.66	93.62	88.47	71.11	91.04	75.55	75.41	75.48

Natural gas price realizations ($ per mcf) (a)
Equatorial Guinea	$ 0.24	$ 0.24	$ 0.24	$ 0.24	$ 0.24	$ 0.24	$ 0.24	$ 0.24
Libya	5.04	4.65	5.92	7.38	5.44	6.65	0	5.45
United Kingdom	11.27	10.23	10.67	10.21	10.64	10.02	8.04	9.07
International natural gas	1.36	1.24	1.09	0.91	1.15	0.92	0.69	0.80

International average price realizations ($ per boe)	$ 55.37	$ 53.80	$ 42.40	$ 27.51	$ 46.12	$ 32.34	$ 29.75	$ 31.06

Market prices
Brent (Europe) Oil ($/bbl)	$ 112.49	$ 102.58	$ 110.27	$ 109.21	$ 108.64	$ 108.17	$ 109.70	$ 108.93

(a) We sold our Angola assets in the first quarter of 2014 and entered into an agreement to sell our Norway business in June 2014. The Angola and Norway businesses are reflected as discontinued operations in all periods presented. The discontinued operations presentation of the Norway business has not yet been audited; therefore, reported values are preliminary.

Oil Sands Mining - Supplemental Financial and Operating Data
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions except per BOE statistics)	2013	2013	2013	2013	2013	2014	2014	2014

Sales and Other Revenues	$ 388	$ 353	$ 463	$ 372	$ 1,576	$ 377	$ 383	$ 760

Segment Income	38	20	106	42	206	64	55	119

DD&A	52	48	54	64	218	45	45	90

Capital Expenditures	45	98	66	77	286	68	55	123

Net synthetic crude oil production (mbbld)	44	37	41	46	42	37	36	37
Net synthetic crude oil sales (mbbld)	51	43	49	51	48	47	44	45
Synthetic crude oil average realization ($/bbl)	$ 79.98	$ 89.39	$ 102.64	$ 78.77	$ 87.51	$ 88.50	$ 94.17	$ 91.27
OPEX per synthetic barrel (before royalties) ($/bbl) (a)	$ 46.29	$ 57.62	$ 40.47	$ 43.43	$ 46.30	$ 47.54	$ 51.53	$ 49.54

(a) OPEX per synthetic barrel (before royalties) includes direct production costs (minus pre-development), shipping and handling, and taxes other than income.

Non-GAAP Reconciliations
Marathon Oil Corporation

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions)	2013	2013	2013	2013	2013	2014	2014	2014
Income from continuing operations	$ 158	$ 241	$ 396	$ 136	$ 931	$ 398	$ 360	$ 758
Adjustments for special items (after-tax):
Unrealized (gain) loss on derivative instruments	32	(32)	39	(6)	33	0	0	0
(Gain) loss on dispositions	(64)	73	0	11	20	0	58	58
Impairments	10	0	0	29	39	0	0	0
Pension settlement	0	11	9	9	29	40	5	45
Adjusted income from continuing operations	$ 136	$ 293	$ 444	$ 179	$ 1,052	$ 438	$ 423	$ 861

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	Year
(Dollars in millions)	2013	2013	2013	2013	2013	2014	2014	2014
Net Income	$ 383	$ 426	$ 569	$ 375	$ 1,753	$ 1,149	$ 540	$ 1,689
Adjustments for special items (after-tax):
Unrealized (gain) loss on derivative instruments	32	(32)	39	(6)	33	0	0	0
(Gain) loss on dispositions	(64)	73	0	11	20	(576)	58	(518)
Impairments	10	0	0	29	39	0	0	0
Pension settlement	0	11	9	9	29	40	5	45
Adjusted net income	$ 361	$ 478	$ 617	$ 418	$ 1,874	$ 613	$ 603	$ 1,216

	Mar. 31	June 30	Sep. 30	Dec. 31		Mar. 31	June 30
(Dollars in millions)	2013	2013	2013	2013		2014	2014
Net cash provided by continuing operations	1,078	1,922	3,300	4,388		1,069	2,118
Changes in:
Current receivables	95	(11)	(133)	217		(69)	(266)
Inventories	(17)	(19)	(11)	(19)		(41)	(58)
Current accounts payable and accrued expenses	(151)	(284)	(20)	(208)		33	(31)
Net cash provided by continuing operations before changes in working capital	$ 1,151	$ 2,236	$ 3,464	$ 4,398		$ 1,146	$ 2,473

E&P			E&P
Average NYMEX			Average NYMEX
Prompt WTI Oil Prices			Settlement Natural Gas Prices
($/barrel)	2013	2014	($/mmbtu)	2013	2014
JAN	$ 94.83	$ 94.86	JAN	$ 3.35	$ 4.41
FEB	95.32	100.68	FEB	3.23	5.56
MARCH	92.96	100.51	MARCH	3.43	4.86
APR	92.07	102.04	APR	3.98	4.58
MAY	94.80	101.80	MAY	4.15	4.80
JUNE	95.80	105.15	JUNE	4.15	4.62
JULY	104.70		JULY	3.71
AUG	106.54		AUG	3.46
SEPT	106.24		SEPT	3.57
OCT	100.55		OCT	3.50
NOV	93.93		NOV	3.50
DEC	97.89		DEC	3.82
AVG	$ 98.05	$ 100.84	AVG	$ 3.65	$ 4.80

E&P			E&P
Average Brent (Europe)			Average Bloomberg(a)
Oil Prices			Mont Belvieu Natural Gas Liquids Prices
($/barrel)	2013	2014	($/barrel)	2013	2014
JAN	$ 112.96	$ 108.12	JAN	$ 33.99	$ 39.77
FEB	116.05	108.90	FEB	34.53	40.99
MARCH	108.47	107.48	MARCH	33.19	34.64
APR	102.25	107.76	APR	32.98	35.28
MAY	102.56	109.54	MAY	32.26	33.97
JUNE	102.92	111.80	JUNE	30.12	34.41
JULY	107.93		JULY	31.69
AUG	111.28		AUG	34.21
SEPT	111.6		SEPT	34.58
OCT	109.08		OCT	35.48
NOV	107.79		NOV	35.45
DEC	110.76		DEC	36.91
AVG	$ 108.64	$ 108.93	AVG	$ 33.78	$ 36.42

(a) Bloomberg Finance LLP: Y-grade Mix NGL of 50% ethane, 25% propane, 10% butane, 5% isobutane and 10% natural gasoline